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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of The TJX Companies, Inc. (the "Company"), does hereby certify that to my knowledge:

     1. the Company's Form 10-Q for the fiscal quarter ended July 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Company's Form 10-Q for the fiscal quarter ended July 26, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Donald G. Campbell
                                    --------------------------------------------
                                    Name:  Donald G. Campbell
                                    Title: Executive Vice President and
                                           Chief Financial Officer

Dated: September 9, 2003